Summary of Significant Accounting Policies and Significant Concentrations and Risks	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies and Significant Concentrations and Risks
Summary of Significant Accounting Policies and Significant Concentrations and Risks

(2)                      Summary of Significant Accounting Policies and Significant Concentrations and Risks

(a)                      Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared and presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably and to generate cash flows from operations, and the ability to pursue financing arrangements, including the renewal or rollover of its bank borrowings, to support its working capital requirements.

For the year ended December 31, 2012, the Company incurred a net loss of RMB 3,191,887 (US$512,334) and cash used in operating activities was RMB 2,055,694 (US$ 329,960). As of December 31, 2012, the Company had cash and cash equivalents of RMB 2,084,865 (US$ 334,644) and short-term bank borrowings, including current portion of long-term bank borrowings of RMB 7,526,015 (US$ 1,208,009). The liquidity of the Company is primarily depending on its ability to maintain adequate cash flows from operations, to renew its short-term bank loans and to obtain adequate external financing to support its working capital and meet its obligations and commitments when they become due.

The Company has carried out a review of its cash flow forecast for the twelve months ending December 31, 2013. Based on such forecast, management believes that adequate sources of liquidity exist to fund the Company’s working capital and capital expenditures requirements, and to meet its short term debt obligations and other liabilities and commitments as they become due. In preparing the cash flow forecast, management has considered historical cash requirements of the Company, as well as other key factors, including its ability to renew its short-term bank borrowings during 2013. If available liquidity is not sufficient to meet the Company’s operating and debt service obligations as they become due, management’s plans include pursuing alternative financing arrangements or reducing expenditures as necessary to meet the Company’s cash requirements throughout 2013.  However, there is no assurance that, if required, the Company will be able to raise additional capital or reduce discretionary spending to provide the required liquidity.

(b)                      Principles of Consolidation

The accompanying consolidated financial statements of Yingli Green Energy include the accounts of Yingli Green Energy and its subsidiaries.  For consolidated subsidiaries where the Company’s ownership in the subsidiary is less than 100%, the equity interest not held by the Company is presented as noncontrolling interests. All significant inter-company balances and transactions have been eliminated upon consolidation.

(c)                       Significant Concentrations and Risks

Revenue concentrations

The Company’s business depends substantially on government incentives given to its customers.  In many countries in which the Company sells its products, the market of the Company’s products would not be commercially viable on a sustainable basis without government incentives.  This is largely in part caused by the cost of generating electricity from solar power currently exceeding and that is expected to continue to exceed the costs of generating electricity from conventional energy sources. The Company generated approximately 96%, 100% and 91% of its total net revenues for the years ended December 31, 2010, 2011 and 2012, respectively, from sales to customers in countries with known government incentive programs for the use of solar products. A significant reduction in the scope or discontinuation of government incentive programs would have a materially adverse effect on the demand of the Company’s products.

A significant portion of the Company’s net revenues are from customers located in Germany, the United States of America (“USA”) and PRC.  Revenues from customers located in Germany, USA and PRC are as follows:

	Year ended
	December 31, 2010	% of net revenue	December 31, 2011	% of net revenue	December 31, 2012		% of net revenue
	RMB		RMB		RMB	US$

Germany	7,078,239	57%	6,595,109	45%	4,765,312	764,885	42%
USA	1,216,962	10%	2,137,219	15%	1,600,695	256,929	14%
PRC	745,917	5%	3,261,886	22%	2,653,341	425,891	23%
Total	9,041,118	72%	11,994,214	82%	9,019,348	1,447,705	79%

The Company derived significant revenue from sales outside of the PRC. As a result the Company’s financial performance could be affected by events such as changes in foreign currency exchange rates, trade protection measures and changes in regional or worldwide economic or political conditions.

Management currently expects that the Company’s operating results will, for the foreseeable future, continue to depend on the sale of PV modules to a relatively small number of customers. The Company’s relationships with such key customers have been developed over a short period of time and are generally in their preliminary stages. Any factors adversely affecting the business operations of these customers could have a material adverse effect on the Company’s business and results of operations. Furthermore, these customers have sought, from time to time, to prospectively renegotiate the pricing terms of their current agreements with the Company or obtain more favorable terms upon renewal of the contracts. Any adverse revisions to the material terms of the Company’s agreements with its key customers could have a material adverse effect on its business and results of operations.

Sales to one major customer, which exceeded 10% of the Company’s net revenue in 2010, are as follows:

		Year ended December 31,
	Location	2010	% of net revenue	2011	% of net revenue	2012		% of net revenue
		RMB		RMB		RMB	US$

Customer A	Germany	1,501,037	12%	1,240,351	8%	768,526	123,357	7%

Accounts receivable from the above customer is as follows:

		December 31,
	Location	2011	2012
		RMB	RMB	US$

Customer A	Germany	24,254	29,777	4,780

In 2010, 2011 and 2012, sales to the top five customers accounted for approximately 30.8%, 27.7% and 26.0%, respectively, of the Company’s net revenues.

As of December 31, 2011 and 2012, the top five outstanding accounts receivable balance (net of provisions) accounted for approximately 33.8% and 24.2%, respectively, of the Company’s total outstanding accounts receivable.

Dependence on suppliers

Polysilicon is the most important raw material used in the production of the Company’s PV products. To maintain competitive manufacturing operations, the Company depends on timely delivery by its suppliers of polysilicon in sufficient quantities.  The Company’s failure to obtain sufficient quantities of polysilicon in a timely manner could disrupt its operations, prevent it from operating at full capacity or limit its ability to expand as planned, which will reduce the growth of its manufacturing output and revenue.

In order to secure a stable supply of polysilicon and other raw materials, the Company makes prepayments to certain suppliers.  Such amounts are recorded as prepayments to suppliers, prepayments to related party suppliers (included in amounts due from and prepayments to related parties), and long-term prepayments to suppliers in the Company’s consolidated balance sheets and amounted to RMB 1,866,879 and RMB 1,703,312 (US$273,400) as of December 31, 2011 and 2012, respectively.  The Company makes the prepayments without receiving collateral for such payments.  As a result, the Company’s claims for such prepayments would rank only as an unsecured claim, which exposes the Company to the credit risks of the suppliers. As of December 31, 2011 and 2012, advances made to individual suppliers in excess of 10% of total prepayments to suppliers are as follows:

		December 31,
	Location	2011	2012
		RMB	RMB	US$
Supplier A	Singapore	217,381	184,523	29,618
Supplier B	South Korea	332,962	230,108	36,935
Supplier C	Germany	875,645	958,284	153,815
Total		1,425,988	1,372,915	220,368

The Company obtains some equipment used in its manufacturing process from a small number of selected equipment suppliers. In addition, some equipment has been customized based on the Company’s specifications, is not readily available from multiple vendors and would be difficult to repair or replace. If any of these suppliers were to experience financial difficulties or go out of business, the Company may have difficulties in repairing or replacing its equipment in the event of any damage to the manufacturing equipment or a breakdown of the production process. The Company’s ability to deliver products timely would suffer, which in turn could result in order cancellations and loss of revenue.  A supplier’s failure to deliver the equipment in a timely manner with adequate quality and on terms acceptable to the Company could delay its capacity expansion of manufacturing facilities and otherwise disrupt its production schedule or increase its costs of production.  The Company made deposits of RMB 473,974 and RMB 229,181 (US$36,786) as of December 31, 2011 and 2012, respectively, for the purchase of equipment without receiving collateral for such payments.  As a result, the Company’s claims for such payments would rank only as an unsecured claim, which exposes the Company to the credit risks of the equipment suppliers.

Concentrations of cash balances held at financial institutions

Cash balances include:

	December 31, 2011		December 31, 2012
	Original currency	RMB equivalents	Original currency	RMB equivalents
Cash held by financial institutions located in:
PRC:
Denominated in RMB	2,391,014	2,391,014	1,006,387	1,006,387
Denominated in U.S. dollar (US$)	197,529	1,244,612	98,542	619,383
Denominated in European monetary unit (EURO)	15,693	128,091	9,479	78,841
Denominated in Japanese Yen (JPY)	—	—	833	61
Denominated in Great Britain Pound (GBP)	—	—	1,811	18,403
Hong Kong Special Administrative Region (the “HK SAR”):
Denominated in RMB	—	—	10	10
Denominated in US$	22,037	138,851	30,806	193,630
Denominated in EURO	1,583	12,919	5,171	43,010
Japan
Denominated in US$	—	—	404	2,555
Denominated in JPY	—	—	48,925	3,574
Singapore:
Denominated in US$	282	1,776	490	3,077
Denominated in Singapore dollar (SGD)	111	539	15	76
Europe:
Denominated in US$	127	799	890	5,610
Denominated in EURO	20,546	167,703	11,811	98,239
Demoninated in Swiss Franc(CHF)	—	—	176	1,200
US:
Denominated in US$	14,477	91,218	1,380	8,676
Total cash held by financial institutions		4,177,522		2,082,732

Restricted cash held by financial institutions located in:
PRC:
Denominated in RMB	1,372,682	1,372,682	912,446	912,446
Denominated in US$	6,488	40,883	6,845	43,023
Denominated in EURO	2,293	18,717	1,358	11,292
Denominated in CHF	—	—	13	85
Europe:
Denominated in CHF		—	5	32
Total restricted cash		1,432,282		966,878

The bank deposits with financial institutions in the PRC are uninsured by any government authority. To limit exposure to credit risk relating to bank deposits, the Company primarily places bank deposits with large financial institutions in the PRC with acceptable credit rating. As of December 31, 2011 and 2012, there were cash balances at three and two PRC individual financial institutions, respectively, that each held cash balances in excess of 10% of the Company’s total cash balances. These bank deposits collectively accounted for approximately 56.8% and 42.4% of the Company’s total cash balances as of December 31, 2011 and 2012, respectively.

Management believes that these financial institutions are of high credit quality.

(d)                      Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities as well as with respect to the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.  Significant items subject to such estimates and assumptions include the fair values of assets acquired and liabilities assumed in business acquisitions, the useful lives of property, plant and equipment and intangibles with definite lives, recoverability of the carrying values of property, plant and equipment, goodwill and intangible assets, the fair value of share-based payments, the collectiblity of accounts receivable, the realizability of inventories, prepayments and deferred income tax assets, the fair values of financial and equity instruments, the accruals for warranty obligations and loss contingency, and provision for inventory purchase commitments.  The current economic environment has increased the degree of uncertainty inherent in those estimates and assumptions.

(e)                       Foreign Currency

The Company’s reporting currency is the Renminbi (“RMB”).  Assets and liabilities of foreign companies whose functional currency is not RMB are translated into RMB using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. Gains and losses resulting from translation of financial statements of foreign companies are recorded as a separate component of accumulated other comprehensive income within shareholders’ equity.

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the date of the transaction.  Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using the applicable exchange rates at the balance sheet date.  The resulting exchange differences are recorded in “foreign currency exchange gains (losses)” in the consolidated statements of comprehensive income.  Transaction gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are treated in the same manner as translation adjustments and therefore excluded from the determination of net income (loss).

RMB is not fully convertible into foreign currencies. All foreign exchange transactions involving RMB must take place either through the People’s Bank of China (“PBOC”) or other institutions authorized to buy and sell foreign exchange. The exchange rate adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC.

For the convenience of readers, certain 2012 RMB amounts have been translated into U.S. dollar amounts at the rate of RMB 6.2301 to S$1.00, the noon buying rate in the City of New York for cable transfers of RMB per U.S. dollar as set forth in the H.10 weekly statistical release of the Federal Reserve Board, as of December 31, 2012. No representation is made that RMB amounts could have been, or could be, converted into U.S. dollars at that rate or at any other certain rate on December 31, 2012, or at any other date.

(f)                         Cash, Cash equivalents and Restricted Cash

Cash and cash equivalents consist of cash on hand, cash in bank accounts, and interest bearing savings accounts with an initial term of three months or less.

Restricted cash of RMB 1,432,282 and RMB 966,878 (US$155,195) as of December 31, 2011 and 2012, respectively, represents bank deposits for securing letters of credit and letters of guarantee granted to the Company, primarily for the purchase of inventory and equipment and the guarantee of the offshore bank borrowings. Such letters of credit and letters of guarantee expire within one year. The cash flows from bank deposits as the guarantee of the offshore bank borrowings are reported within cash flows for financing activities in the consolidated statements of cash flows.  The cash flows from the bank deposits relating to purchases of inventory and equipment are reported within cash flows from operating activities and investing activities in the consolidated statements of cash flows, respectively.

(g)                       Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. The allowance for doubtful accounts is based on a review of specifically identified accounts and aging data. Judgments are made with respect to the collectability of accounts receivable balances based on historical collection experience, customer specific facts and current economic conditions.  Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Sale of Accounts Receivable

In 2011 and 2012, the Company entered into agreements to sell without recourse certain accounts receivable to several PRC banks. The buyer is responsible for servicing the receivables. The accounts receivables were determined to be legally isolated from the Company and its creditors, even in the event of bankruptcy or other receivership and the Company has surrendered control over the transferred receivables. As a result, the accounts receivables were considered sold and were therefore derecognized. The Company received proceeds from the sale of accounts receivable of RMB 343,865 and RMB 223,273 (US$35,838) for the years ended December 31, 2011 and 2012, respectively, and has included the proceeds in net cash provided by operating activities in the consolidated statements of cash flows. The Company recorded a loss on the sale of accounts receivable of RMB 2,279 and RMB 2,100 (US$377) for the years ended December 31, 2011 and 2012, respectively, which is included in general and administrative expense.

(h)                      Inventories

Inventories are stated at the lower of cost or market. Cost is determined by using the weighted-average cost method. Cost of work-in-progress and finished goods are comprised of direct materials, direct labour, and an allocation of related manufacturing overhead based on normal operating capacity.

(i)                         Prepayments to Suppliers

Advance payments for the future delivery of raw materials are made based on written purchase orders detailing product, quantity, pricing and are classified as “prepayments to suppliers” in the consolidated balance sheets. The Company’s supply contracts grant the Company the right to inspect products prior to acceptance. The balance of the “prepayments to suppliers” is reduced and reclassified to ‘‘inventories’’ when inventory is received and passes quality inspection. Such reclassifications of RMB 424,044, RMB 476,113 and RMB 495,679 (US$79,562) for the years ended December 31, 2010, 2011 and 2012, respectively, are not reflected as cash outflows from operating activities.  As of December 31, 2011 and 2012, prepayments to suppliers of RMB 1,322,714 and RMB 1,280,131 (US$205,475), respectively, representing the portion expected to be utilized after twelve months have been classified as “long-term prepayments to suppliers” in the consolidated balance sheets and relate to prepayments to suppliers for long-term supply agreements with deliveries scheduled to commence beyond the next twelve months at each respective balance sheet date.

(j)                         Long-lived Assets

Property, Plant and Equipment

Property, plant and equipment are stated at cost.  Depreciation is provided over the estimated useful lives of the asset, taking into consideration any estimated residual value, using the straight-line method.  When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds received thereon.

Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.  The estimated useful lives of property, plant and equipment are as follows:

Buildings	30 years
Machinery and equipment	4 -25 years
Furniture and fixtures	3 -5 years
Motor vehicles	8 -10 years

Depreciation of property, plant and equipment attributable to manufacturing activities is capitalized as part of the cost of inventory production, and expensed to cost of revenues when the inventory is sold.

Cost incurred in the construction of new facilities, including progress payments and deposits, interest and other costs relating to the construction, are capitalized and transferred out of construction in progress and into their respective asset categories when the assets are ready for their intended use, at which time depreciation commences.

Goodwill and Other Intangible Assets

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill and trademarks, which have an indefinite useful life are not amortized, but instead are tested for impairment at least annually.

Intangible assets, other than trademarks, are amortized on a straight-line basis over the estimated useful lives of the respective assets. The Company’s amortizable intangible assets consist of technical know-how, customer relationships, order backlog and short-term supplier agreements with the following estimated useful lives:

Technical know-how	5.5-6 years
Customer relationships	5.5-6 years
Order backlog	1-1.5 years
Short-term supply agreements	0.5 year

The Company’s amortizable intangible assets also include long-term supplier agreements related to polysilicon supply agreements with delivery periods from 5 to 10 years commencing in 2009.

Impairment of Long Lived Assets

Long-lived assets, such as property, plant, and equipment and intangible assets subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third party independent appraisals, as considered necessary. In 2011 and 2012, the Company recognized an impairment loss of RMB 2,275,024 and RMB 200,497 (US$32,182) for property, plant and equipment, respectively. See note (5) to the consolidated financial statements.

Goodwill and intangible assets that are not subject to amortization are tested annually for impairment, and are tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. For intangible assets that are not subject to amortization, an impairment loss is recognized to the extent that the carrying amount exceeds the asset’s fair value. For goodwill, the impairment test is a two step test. Under the first step, the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the entity must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill. If the fair value of the reporting unit exceeds its carrying value, step two does not need to be performed.

The Company performs its annual impairment review of goodwill at December 31, and when a triggering event occurs between annual impairment tests. At December 31, 2011, the Company recognized a full impairment loss of RMB 273,382 on the goodwill. See note (23) to the consolidated financial statements.

Government grant

Government grants are recognized in the balance sheet initially when there is reasonable assurance that they will be received and that the Company will comply with the conditions attaching to them.

For the year ended December 31, 2011, the Company received government grants of RMB 125,599 related to the construction of the solar power plants and the procurement of machineries, which were recognized as long-term other liabilities.

For the year ended December 31, 2012, the Company received government grants of RMB 213,976 (US$ 34,346) related to the construction of the solar power plants and the procurement of machineries, which were recognized as long-term other liabilities.

These grants are amortized as the related assets are depreciated or amortized. The grants amortized amounted to nil, RMB 9,484 and RMB 13,130 (US$2,108) for the year ended December 31, 2010, 2011 and 2012, respectively.

(k)                      Land Use Rights

Land use rights represent the cost of rights to use land in the PRC. Land use rights are carried at cost and charged to expense on a straight-line basis over the respective periods of the rights of 45 - 50 years.

(l)                         Equity Investments

Investments in entities where the Company does not have a controlling financial interest, but has the ability to exercise significant influence over the operating and financial policies of the investee, are accounted for using the equity method of accounting. Under the equity method of accounting, the Company’s share of the investee’s results of operations is included in other income (expense) in the Company’s consolidated statements of comprehensive income. Equity investments are accounted for under the cost method when the Company does not have the ability to exercise significant influence over the operating and financial policies of the investees. Under the cost method of accounting, the Company records an investment in the equity of an investee as cost, and recognizes as income dividends received that are distributed from net accumulated earnings of the investee since the date of acquisition.

The Company recognizes a loss when there is a loss in value of an equity investment which is other than a temporary decline. The process of assessing and determining whether an impairment on a particular equity investment is other than temporary requires a significant amount of judgment. To determine whether an impairment is other-than-temporary, management considers whether the Company has the ability and intent to hold the investment until recovery and whether evidence indicating the carrying value of the investment is recoverable outweighs evidence to the contrary.  Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the decline in value, any change in value subsequent to year end, and forecasted performance of the investee. In 2011, the Company recognized an impairment loss of RMB 8,720 on its equity investment. See note (8) to the consolidated financial statements.

(m)                   Statutory Reserves

In accordance with the relevant laws and regulations of the PRC, PRC enterprises are required to transfer 10% of their after tax profit, as determined in accordance with PRC accounting standard and regulations to a general reserve fund until the balance of the fund reaches 50% of the registered capital of the enterprise. The transfer to this general reserve fund must be made before distribution of dividends can be made.  As of December 31, 2011 and 2012, the PRC subsidiaries of the Company had appropriated RMB 405,512 and RMB 461,623 (US$74,096), respectively, to the general reserve fund, which is restricted from being distributed to the Company, and if applicable, to the noncontrolling interests.

(n)                      Derivative Financial Instruments and Hedging Activities

The Company recognizes all derivative instruments as either assets or liabilities in the balance sheet at their respective fair values. For derivatives designated in hedging relationships, changes in the fair value are either offset through earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in accumulated other comprehensive income, to the extent the derivative is effective at offsetting the changes in cash flows being hedged until the hedged item affects earnings.

The Company enters into derivative contracts that it intends to designate as a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). For all hedging relationships, the Company formally documents the hedging relationship and its risk management objective and strategy for undertaking the hedge, the hedging instrument, the hedged transaction, the nature of the risk being hedged, how the hedging instrument’s effectiveness in offsetting the hedged risk will be assessed prospectively and retrospectively, and a description of the method used to measure ineffectiveness. The Company also formally assesses, both at the inception of the hedging relationship and on an ongoing basis, whether the derivatives that are used in hedging relationships are highly effective in offsetting changes in cash flows of hedged transactions. For derivative instruments that are designated and qualify as part of a cash flow hedging relationship, the effective portion of the gain or loss on the derivative is reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings.

The Company discontinues hedge accounting prospectively when it determines that the derivative is no longer effective in offsetting cash flows attributable to the hedged risk, the derivative expires or is sold, terminated, or exercised, the cash flow hedge is designated because a forecasted transaction is not probable of occurring, or management determines to remove the designation of the cash flow hedge.

In all situations in which hedge accounting is discontinued and the derivative remains outstanding, the Company continues to carry the derivative at its fair value on the balance sheet and recognizes any subsequent changes in its fair value in earnings. When it is probable that a forecasted transaction will not occur, the Company discontinues hedge accounting and recognizes immediately in earnings gains and losses that were accumulated in other comprehensive income related to the hedging relationship.

(o)                      Share-based Payment

The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award and recognizes the costs over the period the employee is required to provide service in exchange for the award, which generally is the vesting period.  The Company estimates grant date fair value using the Black Scholes-Merton option pricing model. The Company applies the fair value method for equity instrument issued to non-employee under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 505-50, Equity-based Payments to Non-employees (“ASC Topic 505-50”).

(p)                      Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exists, delivery of the product has occurred, the fee is fixed or determinable and collectibility is reasonably assured.  These criteria as they relate to the sale of the Company’s products or services are as follows:

For all sales, the Company requires a contract or purchase order which quantifies pricing, quantity and product specifications.

For sales of PV modules from PRC to foreign customers, delivery of the products occurs at the point in time the product is delivered to the named port of shipment, which is when the risks and rewards of ownership are transferred to the customer. For sales of PV modules to domestic customers in PRC or by foreign subsidiaries, delivery of the product occurs at the point in time the product is received by the customer, which is when the risks and rewards of ownership have been transferred.

Sales of PV systems consist of the delivery, assembly and installation of PV modules, related power electronics and other components. The Company considers the PV system to be delivered, and the risks and rewards of ownership transferred, when installation of all components is complete and customer acceptance is received. Customer acceptance is evidenced by a signed project acceptance document. The assembly and installation of PV systems is short, generally lasting between 1 to 3 months, and requires advance payments from the customer.

Other revenue consists primarily of the sale of raw materials. Delivery for the sale of raw materials occurs at the point in time the product is delivered to the customer, which is when the risks and rewards of ownership have been transferred. Delivery is evidenced by a signed customer acceptance form.

Shipping and handling fees billed to customers are recorded as revenues, and the related shipping or delivery costs of RMB244,240, RMB 290,746 and RMB 320,727 (US$ 51,480) are recorded as selling expenses for the years ended December 31, 2010, 2011 and 2012, respectively.

Advance payments received from customers for the future sale of inventory are recognized as advances from customers in the consolidated balance sheets. Advances from customers are recognized as revenues when the conditions for revenue recognition described above have been satisfied. Advances from customers have been recognized as a current liability because the amount at each balance sheet date is expected to be recognized as revenue within twelve months.

In the PRC, value added tax (“VAT”) at a general rate of 17% on invoice amount is collected on behalf of tax authorities in respect of the sales of product and services and is not recorded as revenue.  VAT collected from customers, net of VAT paid for purchases, is recorded as a liability until it is paid to the tax authorities.

(q)                      Research and Development

Research and development costs are expensed as incurred. Its research and development costs consist primarily of compensation and related costs for personnel, material, supplies, equipment depreciation and laboratory testing costs.

(r)                        Employee Benefits Plans

Pursuant to the relevant PRC regulations, the Company is required to make contributions for each PRC employee at a rate of 20% on a standard salary base as determined by the local Social Security Bureau, to a defined contribution retirement program organized by the local Social Security Bureau. In addition, the Company is also required to make contributions for each PRC employee at rates of 7.5%-10%, 1%-2%, 10%-12% and 1.2%-1.6% of standard salary base for medical insurance benefits, unemployment, housing fund and other statutory benefits, respectively.  Total amount of contributions for the years ended December 31, 2010, 2011 and 2012 was RMB 76,161, RMB 177,714 and 244,108 (US$39,182), respectively.

(s)                       Warranty Cost

Before September 30, 2011, the Company’s multicrystalline PV modules are typically sold with a two or five-year limited warranty for defects in materials and workmanship, and a 10-year and 25-year warranty guaranteeing 90% and 80% of initial power generation capacity, respectively. With effect from October 1, 2011, the Company implemented a new and improved warranty terms for multicrystalline PV module that guarantees 91.2% and 80.7% of initial power generation capacity for 10 years and 25 years, respectively.  Further, in respect of monocrystalline Panda PV module, the Company guarantees 98.0%, 92.0% and 82.0% of initial power generation for the first year, 10 years and 25 years, respectively. In addition, based on customers’ specific requirements, the Company provides the multicrystalline PV modules with linear-based warranty which guarantees each year’s power output during the twenty-five-year warranty period. The Company bears the risk of warranty claims long after the Company has sold its products and recognized revenues. The Company has sold PV modules since January 2003, and none of the Company’s PV modules has been in use for the entire warranty periods. In connection with the Company’s PV system sales in the PRC, the Company provides a one- to five- year warranty against defects in the Company’s modules, storage batteries, controllers and inverters.

The Company performs industry-standard testing to test the quality, durability and safety of the Company’s products. As a result of such tests, management believes the quality, durability and safety of its products are within industry norms. Management’s estimate of the amount of its warranty obligation is based on the results of these tests, consideration given to the warranty accrual practice of other companies in the same industry and the Company’s expected failure rate and future costs to service failed products. The Company’s warranty obligation will be affected by its estimated product failure rates, the costs to repair or replace failed products and potential service and delivery costs incurred in correcting a product failure.  Consequently, the Company accrues the equivalent of 1% of gross revenues as a warranty liability to accrue the estimated cost of its warranty obligations. To the extent that actual warranty costs differ significantly from estimates, the Company will revise its warranty provisions accordingly.

Actual warranty costs are charged against the accrued warranty liability. Warranty expense is recorded as selling expense.

Changes in the carrying amount of accrued warranty liability are as follows:

	Year Ended December 31,
	2010	2011	2012
	RMB	RMB	RMB	US$
Beginning balance	189,233	303,641	457,733	73,471
Warranty expense for the current year	125,155	154,092	109,915	17,643
Warranty costs incurred or claimed	(10,747)	—	(12,291)	(1,973)
Total accrued warranty cost	303,641	457,733	555,357	89,141
Less: accrued warranty cost, current portion	22,469	32,383	35,819	5,749
Accrued warranty cost, excluding current portion	281,172	425,350	519,538	83,392

(t)                         Firm Purchase Commitment

The Company entered into several long-term fixed price contracts to purchase polysilicon to ensure an adequate supply of polysilicon to operate its plants.  These contracts represent firm purchase commitments which are evaluated for potential market value losses. The Company estimated a loss on these firm purchase commitments based on the lower of cost or market with reference to the estimated future sales price of PV modules and recognized a provision for inventory purchase commitments of RMB 851,694 in 2011. See note (17) to the consolidated financial statements.

(u)                      Income Taxes

Income taxes are accounted for under the asset and liability method.  Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and any tax loss and tax credit carry forwards.  Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred income tax assets and liabilities of a change in tax rates or tax laws is recognized in the consolidated statements of comprehensive income in the period the change in tax rates or tax laws is enacted.  A valuation allowance is provided to reduce the amount of deferred income tax assets if it is considered more likely than not that some portion or all of the deferred income tax assets will not be realized.

The Company recognizes in the consolidated financial statements the impact of an unrecognized tax benefit, if the position is not more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax benefits are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.  The Company’s accounting policy is to accrue interest and penalties related to unrecognized tax benefits, if and when required, as interest expense and general and administrative expenses, respectively, in the consolidated statements of comprehensive income.

(v)                       Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.

The Company is exposed to risks associated with liability claims in the event that the use of the PV products the Company sells results in injury.  The Company does not maintain any third-party liability insurance coverage other than limited product liability insurance or any insurance coverage for business interruption. As a result, the Company may have to pay for financial and other losses, damages and liabilities, including, those in connection with or resulting from third-party product liability claims and those caused by natural disasters and other events beyond the Company’s control, out of its own funds, which could have a material adverse effect on its financial conditions and results of operations.

(w)                    Segment Reporting

The Company uses the management approach in determining reportable operating segments.  The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions, allocating resources and assessing performance as the source for determining the Company’s reportable segments. Management has determined that the Company has only one operating segment, as that term is defined by FASB ASC Topic 280, Segment reporting.

(x)                      Earnings Per Share

In accordance with FASB ASC Topic 260, Earnings Per Share, basic earnings per share is computed by dividing net income attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the year.

Diluted earnings per share is calculated by dividing net income attributable to ordinary shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the year. Ordinary equivalent shares consist of the ordinary shares issuable upon the conversion of convertible senior notes and senior secured convertible notes (using the if-converted method) and ordinary shares issuable upon the exercise of outstanding share options, restricted shares and warrants (using the treasury stock method).  Potential dilutive securities are not included in the calculation of dilutive earnings per share if the impact is anti-dilutive.

(y)                       Fair Value Measurements

The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•                  Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•                  Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•                  Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which a fair value measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

See note (7) to the consolidated financial statements.

(z)                      Recently Issued Accounting Standards

In June 2011, the FASB issued Accounting Standards Update (“ASU”) 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”), which amended accounting guidance related to presentation of comprehensive income. The standards update is intended to help financial statement users better understand the causes of an entity’s change in financial position and results of operation. The amendment eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. The amendment requires that all non-owner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The guidance also requires that reclassification adjustments for items that are reclassified from other comprehensive income to net income be presented on the face of the financial statement where the components of net income and other comprehensive income are presented. In December 2011, the FASB issued ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (“ASU 2011-12”), which defers only those changes in ASU 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. ASU 2011-05 and ASU 2011-12 are effective for reporting periods beginning after December 15, 2011. The Company adopted the new guidance on January 1, 2012.

In February 2013, the FASB issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (“ASU 2013-02”). The standard requires that companies present either in a single note or parenthetically on the face of the financial statements, the effect of significant amounts reclassified from each component of accumulated other comprehensive income based on its source (e.g., the release due to cash flow hedges from interest rate contracts) and the income statement line items affected by the reclassification (e.g., interest income or interest expense). If a component is not required to be reclassified to net income in its entirety (e.g., the net periodic pension cost), companies would instead cross reference to the related footnote for additional information (e.g., the pension footnote). ASU 2013-02 is effective for interim and annual reporting periods beginning after December 15, 2012. The Company will adopt the provisions of the new guidance on January 1, 2013. The adoption will not have a material impact on its consolidated financial statements or related disclosures.